UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2015

LANTRONIX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7535 Irvine Center Drive, Suite 100

Irvine, California 92618

(Address of principal executive offices, including zip code)

(949) 453-3990

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Lantronix, Inc. (the “Company”) held its Annual Meeting of Stockholders on November 19, 2015. Of the 15,104,710 shares of the Company’s common stock entitled to vote at the Annual Meeting, a total of 13,456,118 shares were represented at the Annual Meeting in person or by proxy. The voting results for each item of business properly presented at the Annual Meeting are set forth below.

Proposal 1: Election of Directors

On November 18, 2015, Kurt F. Busch submitted his resignation as an officer and as a member of the Company’s Board of Directors (the “Board”), each effective immediately, and withdrew his name from nomination for re-election at the Annual Meeting. The size of the Board has been reduced by one, to four directors, effective upon Mr. Busch’s resignation. Accordingly, at the Annual Meeting, four rather than five directors were nominated for election to the Board.

All of the Company’s four remaining nominees as listed in the Proxy Statement were elected with the following votes:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes

Bernhard Bruscha	8,343,313	1,516,938	3,595,867
Bruce C. Edwards	7,950,486	1,909,765	3,595,867
Paul F. Folino	7,955,028	1,905,223	3,595,867
Hoshi Printer	7,954,128	1,906,123	3,595,867

Proposal 2: Ratification of Appointment of Independent Registered Public Accountants

The proposal to ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2016 was approved with the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes

13,436,661	11,795	7,662	0

Proposal 3: Advisory Vote on Executive Compensation

The proposal to approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers was approved with the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes

7,627,424	1,920,275	312,552	3,595,867

Proposal 4: Approval of Amendment to Amended and Restated 2010 Stock Incentive Plan

The proposal to approve an amendment to the Company’s Amended and Restated 2010 Stock Incentive Plan to (1) increase the number of shares of common stock reserved for issuance under the plan by 1,500,000 shares, and (2) limit the value of annual equity awards for non-employee directors to $100,000; was approved with the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes

7,077,672	2,470,853	311,726	3,595,867

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2015	LANTRONIX, INC.

By:	/s/ Jeremy Whitaker
Jeremy Whitaker Interim Chief Executive Officer and Chief Financial Officer